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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 19, 2003
Date of Report

NORTHWESTERN CORPORATION
(Exact name of Registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)
0-692 (Commission File No.)	46-0172280 (IRS Employer Identification Number)
125 South Dakota Avenue, Suite 1100 Sioux Falls, South Dakota 57104 (Address of Principal Executive Offices)
(605) 978-2908 (Registrant's Telephone Number, Including Area Code)

Item 5.    OTHER EVENTS

        On February 19, 2003, NorthWestern Corporation (the "Company") issued a press release outlining elements of a turnaround plan designed to strengthen the Company's balance sheet and financial performance. The Company also announced that it suspended dividends on its common stock and expects to report charges of approximately $700 million in primarily noncash charges in its full-year 2002 results. The press release is included as Exhibit 99.1 hereto and is incorporated herein by reference. The press release contains forward-looking statements regarding the Company and includes a cautionary statement identifying important factors that could cause actual results to differ materially from those anticipated.

Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

(c)
Exhibits

Exhibit Number	Description
99.1	Press Release of NorthWestern Corporation, dated February 19, 2003

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Date: February 19, 2003

NORTHWESTERN CORPORATION
By:	/s/ KIPP D. ORME Kipp D. Orme Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of NorthWestern Corporation, dated February 19, 2003

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  Item 5. OTHER EVENTS
  Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS
SIGNATURES
EXHIBIT INDEX